                                                                     EXHIBIT 4.5


--------------------------------------------------------------------------------

                     9-3/4% SENIOR DISCOUNT NOTES DUE 2007



                         REGISTRATION RIGHTS AGREEMENT



                          Dated as of August 25, 1997



                                  by and among



                           FOX/LIBERTY NETWORKS, LLC,



                               FLN FINANCE, INC.,



                     MERRILL LYNCH, PIERCE, FENNER & SMITH
                                  INCORPORATED



                                      and



                            BEAR, STEARNS & CO. INC.
                             as Initial Purchasers


--------------------------------------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered
                                               ---------
into as of August 25, 1997 by and among FOX/LIBERTY NETWORKS, LLC, a Delaware Limited Liability Company (the "Company"), FLN FINANCE, INC., a Delaware
                                -------
Corporation ("FLN Finance" and, together with the Company, the  "Issuers"),
              -----------
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("Merrill Lynch") and BEAR,
                                                     -------------
STEARNS & CO. INC. ("Bear, Stearns" and, together with Merrill Lynch, the
                     -------------
"Initial Purchasers").
-------------------

     This Agreement is made pursuant to the Purchase Agreement dated as of August 14, 1997 by and among the Issuers and the Initial Purchasers (the "Purchase Agreement"), which provides for, among other things, the sale by the
-------------------
Issuers to the Initial Purchasers of an aggregate of $405,000,000 principal amount at maturity of the Issuers' 9-3/4% Senior Discount Notes Due 2007 (the "Securities"). In order to induce the Initial Purchasers to enter into the
-----------
Purchase Agreement, the Issuers have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1.  Definitions.  As used in this Agreement, the following capitalized
         -----------
defined terms shall have the following meanings:

          "Accreted Value" shall mean (a) as of any date prior to the Cash
           --------------
     Interest Election Date, if any (the "Specified Date"), with respect to each
                                          --------------
     $1,000 principal face amount at maturity of Securities:

               (i) if the Specified Date is one of the following dates (each a

          "Semi-Annual Accrual Date"), the amount set forth opposite such date
          -------------------------
          below:

            SEMI-ANNUAL ACCRUAL DATE ACCRETED VALUE
            ------------------------ --------------
            Issue Date.........      $   622.91
            February 15, 1998..          651.56
            August 15, 1998....          683.32
            February 15, 1999..          716.63
            August 15, 1999....          751.57
            February 15, 2000..          788.21
            August 15, 2000....          826.63
            February 15, 2001..          866.93
            August 15, 2001....          909.19
            February 15, 2002..          953.52
            August 15, 2002....       $1,000.00;

               (ii) if the Specified Date occurs between two Semi-Annual Accrual Dates, the sum of (a) the Accreted Value for the Semi-Annual Accrual Date immediately preceding the Specified Date and (b) an amount equal to the product of (x) the Accreted Value for the Semi-Annual Accrual Date immediately following the Specified Date less the Accreted Value for the Semi-Annual Accrual Date immediately preceding the Specified Date and (y) a fraction, the numerator of which is the number of days actually elapsed from the immediately preceding Semi-Annual Accrual Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is 180; and

               (iii) if the Specified Date is after August 15, 2002, $1,000; and

          (b) on or after the Cash Interest Election Date, with respect to each $1,000 principal face amount of Securities, the Accreted Value determined in accordance with the foregoing as of such Cash Interest Election Date (without further accretion).

          "Additional Interest" shall have the meaning set forth in Section 2(e)
           -------------------
     hereof.

          "Advice" shall have the meaning set forth in the last paragraph of
           ------
     Section 3 hereof.

          "Applicable Period" shall have the meaning set forth in Section 3(t)
           -----------------
     hereof.

          "Business Day" shall mean a day that is not a Saturday, a Sunday, or a
           ------------
     day on which banking institutions in New York, New York are required to be closed.

          "Cash Interest Election" shall mean an election made by the Company at
           ----------------------
     any time prior to August 15, 2002, to commence the accrual of cash interest from and after the Cash Interest Election Date with respect to the Securities, pursuant to the terms of the Indenture.

          "Cash Interest Election Date" shall mean the interest payment date on
           ---------------------------
     which the Company makes a Cash Interest Election.

          "Closing Time" shall mean the Closing Time as defined in the Purchase
           ------------
     Agreement.

          "Company" shall have the meaning set forth in the preamble to this
           -------
     Agreement and also includes the Company's successors and permitted assigns.

          "Depositary" shall mean The Depository Trust Company, or any other
           ----------
     depositary appointed by the Company; provided, however, that such
                                          --------  -------
     depositary must have an address in the Borough of Manhattan, in The City of New York.

          "Effectiveness Period" shall have the meaning set forth in Section
           --------------------
     2(b) hereof.

          "Event Date" shall have the meaning set forth in Section 2(e) hereof.
           ----------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
     amended.

          "Exchange Offer" shall mean the exchange offer by the Issuers of
           --------------
     Exchange Securities for Securities pursuant to Section 2 (a) hereof.

          "Exchange Offer Registration" shall mean a registration under the
           ---------------------------
     Securities Act effected pursuant to Section 2(a) hereof.

          "Exchange Offer Registration Statement" shall mean an exchange offer
           -------------------------------------
     registration statement on Form S-1 or S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchange Period" shall have the meaning set forth in Section 2(a)
           ---------------
     hereof.

          "Exchange Securities" shall mean the senior debt securities issued by
           -------------------
     the Issuers under the Indenture containing terms identical to the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from August 25, 1997 and (ii) the transfer restrictions thereon shall be eliminated) to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

          "Guarantors" shall have the meaning set forth in Section 7(c) hereof.
           ----------

          "Holder" shall mean the Initial Purchasers, for so long as they own
           ------
     any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

          "Indenture" shall mean the Indenture relating to the Securities dated
           ---------
     as of August 25, 1997 between the Issuers and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Initial Purchasers" shall have the meaning set forth in the preamble
           ------------------
     to this Agreement.

          "Inspectors" shall have the meaning set forth in Section 3(n) hereof.
           ----------

          "Majority Holders" shall mean the Holders of a majority of the
           ----------------
     aggregate principal amount at maturity of outstanding Registrable
     Securities.

          "Participating Broker-Dealer" shall have the meaning set forth in
           ---------------------------
     Section 3(t) hereof.

          "Person" shall mean an individual, partnership, corporation, limited
           ------
     liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "Private Exchange" shall have the meaning set forth in Section 2(a)
           ----------------
     hereof.

          "Private Exchange Securities" shall have the meaning set forth in
           ---------------------------
     Section 2(a) hereof.

          "Prospectus" shall mean the prospectus included in a Registration
           ----------
     Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Purchase Agreement" shall have the meaning set forth in the preamble
           ------------------
     to this Agreement.

          "Records" shall have the meaning set forth in Section 3(n) hereof.
           -------

          "Registrable Securities" shall mean each Security and, if issued, each
           ----------------------
     Private Exchange Security until (i) the date on which such Security has been exchanged by a Person other than a Participating Broker-Dealer for an Exchange Security in the Exchange Offer, (ii) following the exchange by a Participating Broker-Dealer in the Exchange Offer of a Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such Participating Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, as amended or supplemented, (iii) the date on which such Security or Private Exchange Security, as the case may be, has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) the date on which such Security or Private Exchange Security, as the case may be, is eligible for distribution to the public pursuant to Rule 144(k) under the Securities Act (or any similar provision then in force, but not Rule 144A under the Securities Act), (v) the date such Security or Private Exchange Security, as the case may be, shall have been otherwise transferred by the holder thereof and a new Security not bearing a legend restricting further transfer shall have been delivered by the Issuers and subsequent disposition of such Security shall not require registration or qualification under the Securities Act or any similar state law then in force or (vi) such Security or Private Exchange Security, as the case may be, ceases to be outstanding.

          "Registration Expenses" shall mean any and all expenses incident to
           ---------------------
     performance of or compliance by the Issuers with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees,
                                    ----
     including, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any Initial Purchaser holding Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all reasonable fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or any Holder that was an Initial Purchaser in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) and compliance with the rules of the NASD, (iii) all reasonable expenses of any Persons (other than the Holders or Persons acting on the request of the Holders) in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the reasonable fees and disbursements of counsel for the Issuers and of the independent certified public accountants of the Issuers, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and expenses of the Trustee, and any exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (viii) any reasonable fees and disbursements of any underwriter customarily required to be paid by the Company or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement and (ix) all reasonable fees of any one counsel designated in writing by the Majority Holders to act as counsel to the Holders of the Registrable Securities in connection with a Shelf Registration Statement, but excluding fees of counsel to the underwriters and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

          "Registration Statement" shall mean any registration statement of the
           ----------------------
     Issuers which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities" shall have the meaning set forth in the preamble to this
           ----------
     Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Shelf Registration" shall mean a registration effected pursuant to
           ------------------
     Section 2(b) hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration
           ----------------------------
     statement of the Issuers pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Securities or all of the Private Exchange Securities, as the case may be, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "TIA" shall have the meaning set forth in Section 3(1) hereof.
           ---

          "Trustee" shall mean the trustee with respect to the Securities under
           -------
     the Indenture.

          2.   Registration Under the Securities Act.
               -------------------------------------

          (a) Exchange Offer.  To the extent not prohibited by any applicable
              --------------
law or applicable SEC policy, the Issuers shall, for the benefit of the Holders, at the Issuers' cost (i) file with the SEC within 60 days after the Closing Time an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the offer by the Company to the Holders to exchange all of the Registrable Securities (other than Private Exchange Securities) for a like principal amount of Exchange Securities, (ii) use its best efforts to cause such Exchange Offer Registration Statement declared effective under the Securities Act by the SEC not later than the date which is 120 days after the Closing Time, (iii) use its commercially reasonable efforts to have such Registration Statement remain effective until the closing of the Exchange Offer and (iv) commence the Exchange Offer and use its commercially reasonable efforts to issue Exchange Securities in exchange for all Registrable Securities (other than the Private Exchange Securities) properly tendered prior thereto in the Exchange Offer not later than 30 days after the date on which the Exchange Offer Registration Statement was declared effective by the SEC. Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities (other than Private Exchange Securities) for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act and is not a broker-dealer tendering Registrable Securities acquired directly from the Issuers for its own account, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing (within the meaning of the Securities Act) the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

          In connection with the Exchange Offer, the Issuers shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) keep the Exchange Offer open for acceptance for a period of not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");
                    ---------------

          (iii)  utilize the services of the Depositary for the Exchange Offer;

          (iv) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for exchange, and a statement that such Holder is withdrawing such Holder's election to have such Securities exchanged;

          (v) notify each Holder that any Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

          (vi) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

          If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Securities acquired by them and having the status of an unsold allotment in the initial distribution, the Issuers upon the request of any Initial Purchaser shall, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to such Initial Purchaser in exchange (the "Private Exchange") for the Securities held by such Initial
               ----------------
Purchaser, a like principal amount of debt securities of the Company that are identical (except that such securities shall bear appropriate transfer restrictions) to the Exchange Securities (the "Private Exchange Securities").
                                               ---------------------------

          The Exchange Securities and the Private Exchange Securities shall be issued under (i) the Indenture or (ii) an indenture identical to the Indenture in all material respects and which, in either case, has been qualified under the

TIA and shall provide that the Exchange Securities shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Securities, the Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter. The Private Exchange Securities shall be of the same series as, and the Issuers shall use their commercially reasonable efforts to have the Private Exchange Securities bear the same CUSIP number as, the Exchange Securities.

          As soon as practicable after the close of the Exchange Offer and/or the Private Exchange, as the case may be, the Issuers shall:

          (i) accept for exchange all Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer;

          (ii) accept for exchange all Securities duly tendered pursuant to the Private Exchange; and

          (iii) deliver, or cause to be delivered, to the Trustee for cancellation all Securities or portions thereof so accepted for exchange by the Company, and issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, a new Exchange Security or Private Exchange Security, as the case may be, equal in principal amount to the principal amount of the Securities surrendered by such Holder and accepted for exchange.

          To the extent not prohibited by any law or applicable interpretation of the staff of the SEC, the Issuers shall use their commercially reasonable efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC. Each Holder of Registrable Securities (other than Private Exchange Securities) who wishes to exchange such Registrable Securities (other than Private Exchange Securities) for Exchange Securities in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that such Holder is not an affiliate of the Issuers within the meaning of Rule 405 under the Securities Act, or if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, that any Exchange Securities to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Exchange Offer it has no arrangement with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities. The Company shall inform the Initial Purchasers, after consultation with the Trustee and the Initial Purchasers, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

          Upon consummation of the Exchange Offer in accordance with this
Section 2(a), the provisions of this Agreement shall continue to apply, mutatis
                                                                        -------
mutandis, solely with respect to Registrable Securities that are Private
--------
Exchange Securities and Exchange Securities held by Participating Broker-Dealers, and the Issuers shall have no further obligation to register Registrable Securities (other than Private Exchange Securities) pursuant to
Section 2(b) hereof.

          (b) Shelf Registration.  To the extent not prohibited by any law or
              ------------------
applicable SEC policy, in the event that (i) the Issuers are not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC policy, (ii) the Exchange Offer is not for any other reason consummated within 150 days after the Closing Time, (iii) any holder of Securities notifies the Company within 30 days after the commencement of the Exchange Offer that (a) due to a change in law or SEC policy it is not entitled to participate in the Exchange Offer, (b) due to a change in law or SEC policy it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such holder or (c) it is a broker-dealer and owns Securities acquired directly from the Issuers or an affiliate of the Issuers or (iv) the holders of a majority in aggregate principal amount at maturity of the Securities may not resell the

Exchange Securities acquired by them in the Exchange Offer to the public without restriction under the Securities Act and without restriction under applicable blue sky or state securities laws, then the Issuers shall, at their cost, file as promptly as practicable after such determination or date, as the case may be, and, in any event, prior to the later of (A) 60 days after the Closing Time or
(B) 30 days after such filing obligation arises (provided, however, that, if the
                                                 --------  -------
Issuers have not consummated the Exchange Offer within 150 days after the Closing Time, then the Issuers shall file the Shelf Registration Statement with the SEC on or prior to the 180th day after the Closing Time, unless the Issuers have consummated the Exchange Offer prior to the 180th day after the Closing Time whereby the Issuers obligation to file a Shelf Registration Statement pursuant to clause (b)(ii) above shall be cancelled, provided, that such
                                                     --------
cancellation shall not relieve the Issuers of any obligation to pay Additional Interest, if Additional Interest is otherwise due and payable), a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities affected thereby, and shall use their commercially reasonable efforts to cause such Shelf Registration Statement declared effective by the SEC as soon as practicable and, in any event, on or prior to 60 days after the obligation to file the Shelf Registration Statement arises. No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make any information previously furnished to the Company by such Holder not materially misleading.

          The Issuers agree to use its best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended for a period of two years (or such shorter period provided for in any amendment to Rule 144(k) under the Securities Act (or any successor provision other than Rule
144A) upon the expiration of which securities are eligible for distribution to the public) from the Closing Time or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto (subject to extension pursuant to the last paragraph of Section 3 hereof) (the "Effectiveness Period"), provided, however,
                                      --------------------    --------  -------
that with respect to the Private Exchange Securities the Issuers shall only be obligated to keep the Shelf Registration Statement effective, supplemented and amended for a period of 60 days. The Issuers shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Issuers further agree, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Issuers agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          Notwithstanding the requirements contained in this Section 2(b), solely with respect to the Private Exchange Securities, the Issuers shall have no obligation to file or effect a Shelf Registration Statement registering such Private Exchange Securities, if the aggregate principal amount at maturity of such Private Exchange Securities does not exceed $5,000,000.

          (c) Expenses.  The Issuers shall pay all Registration Expenses in
              --------
connection with the registration pursuant to Section 2(a) or 2(b) hereof.
Except as provided in the preceding sentence, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

          (d) Effective Registration Statement.  An Exchange Offer Registration
              --------------------------------
Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if,
                                                  --------  -------
after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities may legally resume. The Issuers will be deemed not to have used their commercially reasonable efforts to cause the Exchange offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if they voluntarily take any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless such action is required by applicable law. Notwithstanding the foregoing, the only remedy available under this Agreement for the failure of the Issuers to satisfy the obligations set forth in Sections 2(a), 2(b) and 3 hereof shall be payment by the Issuers of the Additional Interest as set forth in Section 2(e) hereof and the remedy of specific enforcement provided by
Section 2(f) hereof.

          (e) Additional Interest.  If (i) the Issuers fail to file an Exchange
              -------------------
Offer Registration Statement or the Shelf Registration Statement with respect to the Registrable Securities (other than the Private Exchange Securities) on or before the date specified herein for such filing, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement is not declared effective by the SEC or prior to the date specified herein for such effectiveness (the "Effectiveness Target Date"), (iii) the Exchange Offer is
                    -------------------------
required to be consummated hereunder and the Issuers fail to issue Exchange Securities in exchange for all Securities properly tendered and not withdrawn in the Exchange Offer within 45 days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, or (iv) the Exchange Offer Registration Statement or the Shelf Registration Statement required to be filed and declared effective hereunder is declared effective but thereafter ceases to be effective or usable in connection with the Exchange Offer or resales of Securities, as the case may be, during the periods specified herein (each such event referred to in clauses (i) through (iv) above, a "Registration Default"),
                                                        --------------------
then the interest rate borne by the Registrable Securities (other than the Private Exchange Securities) as to which the Registration Default exists shall be increased (the "Additional Interest"), with respect to the first 90-day
                   -------------------
period (or portion thereof) while a Registration Default is continuing immediately following the occurrence of such Registration Default, by 0.25% per annum, such interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period (or portion thereof) while a Registration Default is continuing until all Registration Defaults have been cured, up to a maximum rate of Additional Interest of 1.00% per annum. If a Registration Default exists with respect to the Securities prior to the Cash Interest Election Date, the Company will make cash payments of Additional Interest on each interest payment date on the Securities which are Transfer Restricted Securities at the rate set forth in the preceding sentence multiplied by the Accreted Value of the Securities as of the interest payment date on which such payment is made. Upon (w) the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, required hereunder (in the case of clause (i) of the preceding sentence), (x) the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, required hereunder (in the case of clause (ii) of the preceding sentence), (y) the issuance of Exchange Securities in exchange for all Securities (other than the Private Exchange Securities) properly tendered and not withdrawn in the Exchange Offer (in the case of clause
(iii) of the preceding sentence) or (z) the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, required hereunder which had ceased to be effective (in the case of clause (iv) of the preceding sentence), Additional Interest as a result of the Registration Default described in such clause shall cease to accrue (but any accrued amount shall be payable) and the interest rate on the Securities shall revert to the original rate if no other Registration Default has occurred and is continuing.

          The Issuers shall notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Additional Interest shall be
                                     ----------
paid by depositing with the Trustee, in trust, for the benefit of the Holders of Securities (other than the Private Exchange Securities) on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

          (f) Specific Enforcement.  Without limiting the remedies available to
              --------------------
the Initial Purchasers and the Holders, the Issuers acknowledge that any failure by the Issuers to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers' obligations under
Section 2(a) and Section 2(b) hereof.

          3.   Registration Procedures.  In connection with the obligations of
               -----------------------
the Issuers with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Issuers shall:

          (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof; provided,
                                                               ---------
     however, that if (1) such filing is pursuant to Section 2(b), or (2) a
     -------
     Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 5 Business Days prior to such filing). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be; and cause each Prospectus to be supplemented by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

          (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders; and (ii) furnish to each Holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) subject to the last paragraph of Section 3 hereof, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          (d) in the case of a Shelf Registration, use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Issuers shall
                                      --------  -------
     not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

          (e) in the case of (1) a Shelf Registration or (2) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, notify each Holder of Registrable Securities, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, promptly and confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of, a Registration Statement or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the ' suspension of the qualification of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise during the Effectiveness Period or Applicable Period, as the case may be, which makes any statement made in a Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

          (f) take reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable;

          (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

          (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by
     Section 3(e)(ii), 3(e)(iii), 3(e)(v), 3(e)(vi) or 3(e)(vii) hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document (subject to Section 3(a)) so that, as thereafter delivered to the purchasers of the Registrable Securities or Exchange Securities to whom a Prospectus is being delivered by a Participating Broker-Dealer who has notified the Company that it will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder or Participating Broker-Dealer, as the case may be, to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each

     Holder and Participating Broker-Dealer hereby agrees to suspend use of the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission;

          (j) in the case of a Shelf Registration, upon the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide a reasonable number of copies of such document to the Holders;

          (k) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with certificates for the Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

          (l) cause the Indenture or the indenture provided for in Section 2(a) to be qualified under the TIA in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, cooperate with the Trustee or any trustee under such indenture and the Holders to effect such changes to the Indenture or such indenture as may be required for the Indenture or such indenture to be so qualified in accordance with the terms of the TIA and execute, and use their commercially reasonable efforts to cause the Trustee or such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture or such indenture to be so qualified in a timely manner;

          (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, at the time of effectiveness of such Shelf Registration: (i) make such representations and warranties to Holders of such Registrable Securities and the underwriters (if any), with respect to the business of the Company and its subsidiaries as then conducted or proposed to be conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form and substance similar to the representations and warranties given by the Issuers in the Purchase Agreement and reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount at maturity of the Registrable Securities being sold, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Issuers and updates thereof, if appropriate, in form and substance similar to the opinion given by counsel to the Company pursuant to the Purchase Agreement and reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any); (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters (if any) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the selling Holders of Registrable Securities (if appropriate) and to each of the underwriters (if any), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such selling Holders and underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other less favorable provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such underwriters and selling Holders). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

          (n) if (1) a Shelf Registration is filed pursuant to Section 2(b) or
     (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the
                                                     ----------
     offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and their subsidiaries (collectively, the "Records") as
                                                               -------
     shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines to be confidential or any Records which they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary in connection with the Inspectors' assertion of any claims or actions or with their establishment of any defense in an action then pending before a court of competent jurisdiction,
     (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, prior to disclosure of such Records pursuant to clause (i) or (ii) above, give prompt notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure to the public of the Records deemed confidential;

          (o) comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

          (p) upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuers addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Issuers has duly authorized, executed and delivered the Exchange Securities and Private Exchange Securities and the Indenture, and (ii) each of the Exchange Securities or the Private Exchange Securities, as the case may be, and the Indenture constitute a legal, valid and binding obligation of the Issuers, enforceable against the Issuers in accordance with its respective terms (in each case, with customary exceptions);

          (q) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Issuers (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Issuers shall mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

          (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

          (s) use their commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

          (t) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Initial Purchasers or another representative of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer (a "Participating Broker-Dealer")
                                                   ---------------------------
     that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers or such other representative, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities,
     (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto, (iv) use its commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that such period shall not be
                              --------  -------
     required to exceed 180 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and
                                                  -----------------
     (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange offer (x) the following provision:

          "If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer";

     and (y) a statement to the effect that by a Participating Broker-Dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, such Participating Broker-Dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

          (B) in the case of any Exchange Offer Registration Statement, the Issuers agree to deliver to the Initial Purchasers or to Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel substantially in the form attached hereto as Exhibit A, and (ii) an
                                                          ---------
     officers, certificate containing certifications substantially similar to those set forth in Section 5(e) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities.

          The Issuers may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the proposed distribution of such Registrable Securities, as the Company may from time to time reasonably request in writing. The Issuers may exclude from such registration the Registrable Securities of any seller who fails to furnish any such information which the Issuers reasonably requires in order for the Shelf Registration Statement to comply with applicable law and SEC policy within a reasonable time after receiving such request (without the accrual of Additional Interest on such excluded Registrable Securities) and shall be under no obligation to include the Registrable Securities of such seller in the Shelf Registration Statement or to compensate any such seller for any lost income, interest or other opportunity foregone, or any liability incurred, as a result of the Issuers' decision to exclude such seller.

          In the case of (1) a Shelf Registration Statement or (2) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in
Section 3(t) hereof that are seeking to sell Exchange Securities and are required to deliver Prospectuses, each Holder or Participating Broker-Dealer, as the case may be, agrees that, upon receipt of any notice from the Issuers of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(v), 3(e)(vi) or 3(e)(vii) hereof, such Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement or Exchange Securities, as the case may be, until such Holder's or Participating Broker-Dealer's, as the case may be, receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Issuers that the use of the applicable Prospectus
              ------
may be resumed, and, if so directed by the Issuers, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Company (at the Company's expense) all copies in such Holder's or Participating Broker-Dealer's, as the case may be, possession, other than permanent file copies then in such Holder's or Participating Broker-Dealer's, as the case may be, possession, of the Prospectus covering such Registrable Securities or Exchange Securities, as the case may be, current at the time of receipt of such notice. If the Issuers shall give any such notice to suspend the disposition of Registrable Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement, (x) the Issuers shall use their commercially reasonable efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and, in the case of an amendment, have such amendment declared effective as soon as practicable; provided, however, that the Company may postpone the filing of such amendment
--------  -------
or supplement for a period not to extend beyond the earlier to occur of (I) 30 days after the date of the determination of the Board of Directors referred to below and (II) the day after the cessation of the circumstances described below upon which such postponement is based, if the Members of the Company determine reasonably and in good faith that such filing would require disclosure of material information which the Issuers have a bona fide purpose for preserving as confidential; provided, further, however, that the Issuers shall be entitled
                 --------  -------  -------
to such postponement only once during any 12-month period and the exercise by the Issuers of its rights under this provision shall not relieve the Issuers of any obligation to pay Additional Interest under Section 2(e); and (y) the Issuers shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuers shall have made available to the Holders or Participating Broker-Dealers, as the case may be, (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

          4.   Indemnification and Contribution.  (a)  The Issuers each agree to
               --------------------------------
indemnify and hold harmless each Initial Purchaser, each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Registrable Securities, their respective affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), covering Registrable Securities or Exchange Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Issuers; and

          (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by the Initial Purchasers, such Holder, such Participating Broker-Dealer or any underwriter (except to the extent otherwise expressly provided in Section 4(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);

provided, however, that this indemnity does not apply to any loss, liability,
--------  -------
claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished in writing to the Company by such Initial Purchaser, such Holder, such Participating Broker-Dealer or any underwriter with respect to such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment or supplement thereto) or in any Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary prospectus if such Initial Purchaser, such Holder, such Participating Broker-Dealer or such underwriter failed to send or deliver a copy of the Prospectus (in the form it was first provided to such parties for confirmation of sales or as amended or supplemented pursuant to Section 3(i) prior to such confirmation of sales) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such delivery is required by the Securities Act and a court of competent jurisdiction in a judgment not subject to appeal or final review shall have determined that such Prospectus would have corrected such untrue statement or omission. Any amounts advanced by the Company or FLN Finance to an indemnified party pursuant to this Section 4 as a result of such losses shall be returned to the Company or FLN Finance if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Issuers.

          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, FLN Finance, each Initial Purchaser, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Issuers who signed the Registration Statement), employees and agents and each Person, if any, who controls the Company, FLN Finance, any Initial Purchaser, any underwriter or any other selling Holder within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or in any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder with respect to such Holder expressly for use in the Registration Statement (or any supplement thereto), or in any such Prospectus (or any amendment thereto); provided,
                                                                --------
however, that, in the case of the Shelf Registration Statement, no such Holder
-------
shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale or other disposition of Registrable Securities pursuant to the Shelf Registration Statement.

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 4(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to
Section 4(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying
                            --------  -------
party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.

If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party shall not be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its prior written consent of such indemnifying party
(i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

          (e) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 4 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Issuers and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Issuers, the Initial Purchasers, the Holders and the Participating Broker-Dealers; provided, however, that no Person guilty of fraudulent
         --------  -------
misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Issuers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Issuers on the one hand and of the Holder of Registrable Securities, the Participating Broker-Dealer or Initial Purchaser, as the case may be, on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative fault of the Issuers on the one hand and the Holder of Registrable Securities, the Participating Broker-Dealer or the Initial Purchasers, as the case may be, on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, or by the Holder of Registrable Securities, the Participating Broker-Dealer or the Initial Purchasers, as the case may be, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Issuers and the Holders of the Registrable Securities and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4.

          For purposes of this Section 4, each affiliate of any Initial Purchaser or Holder, and each director, officer, employee, agent and Person, if any, who controls a Holder of Registrable Securities, a Initial Purchaser or a Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such other Person, and each member or director of the Company or FLN Finance, as the case may be, each officer of the Company or FLN Finance who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company or FLN Finance, as the case may be.

          5.   Participation in Underwritten Registrations.   No Holder may
               -------------------------------------------
participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Issuers shall be under no obligation to compensate any Holder for lost income, interest or other opportunity foregone, or other liability incurred, as a result of the Issuers' decision to exclude such Holder from any underwritten registration if such Holder has not complied with the provisions of this Section 5 in all material respects following 5 business days' written notice of non-compliance and the Issuers' decision to exclude such Holder.

          6.   Selection of Underwriters.  The Holders of Registrable Securities
               -------------------------
covered by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be
               --------  -------
reasonably satisfactory to the Company.

          7.   Miscellaneous.
               -------------

          (a) Rule 144 and Rule 144A.  For so long as the Company is subject to
              ----------------------
the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company covenants that it will file the reports required to be filed by them under the Securities Act and
Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder of Registrable Securities (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act, and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the SEC.
Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          (b) No Inconsistent Agreements.  The Issuers have not entered into nor
              --------------------------
will the Issuers on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' other issued and outstanding securities under any such agreements.

          (c) Guarantors.  So long as any Registrable Securities remain
              ----------
outstanding, the Company shall cause each of its subsidiaries that becomes a guarantor of the Securities under the Indenture to execute and deliver a counterpart to this Agreement which subjects such subsidiary to the provisions of this Agreement as a guarantor (all such subsidiaries, the "Guarantors").
                                                              ----------
Each of the Guarantors agrees to join the Company in all of its undertakings hereunder to effect the Exchange Offer for the Exchange Securities (which will be guaranteed by each of the Guarantors with terms identical to such Guarantors' guaranty of the Securities) and the filing of any Shelf Registration Statement required hereunder (including, without limitation, the undertakings in Sections 3 and 4 hereof).

       (d) Amendments and Waivers.  Except as permitted in paragraph (c) above,
           ----------------------
the provisions of this Agreement, including provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Issuers and the Majority Holders; provided, however, that no
                                                 --------  -------
amendment, modification, or
supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities.

       (e) Notices.  All notices and other communications provided for or
           -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this
Section 7(e), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Issuers, initially at the Issuers' address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(e).

       All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

       Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

       (f) Successors and Assigns.  This Agreement shall inure to the benefit of
           ----------------------
and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be
                                --------  -------
deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

       (g) Third Party Beneficiary.  Each of the Initial Purchasers shall be a
           -----------------------
third party beneficiary of the agreements made hereunder between the Company or FLN Finance, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

       (h) Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       (i) Headings.  The headings in this Agreement are for convenience of
           --------
reference only and shall not limit or otherwise affect the meaning hereof.

       (j) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
           -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. Specified times of day refer to New York City time.

       (k) Severability.  In the event that any one or more of the provisions
           ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

       (l) Securities Held by the Company or any of its Affiliates.  Whenever
           -------------------------------------------------------
the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 FOX SPORTS NETWORK, LLC


                                 By:  /s/ Jeff Shell
                                      -----------------------------------------
                                      Name:   Jeff Shell
                                      Title:  Senior Vice President, Finance


                                 FLN FINANCE, INC.


                                 By:  /s/ Jeff Shell
                                      ------------------------------------------
                                      Name:   Jeff Shell
                                      Title:  Senior Vice President, Finance


Confirmed and accepted as of
the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
BEAR, STEARNS & CO. INC.

BY:  MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED


By:  /s/ Eric Federman
   -----------------------------------------
  Name:   Eric Federman
  Title:  Vice President, Investment Banking

                                                                      Exhibit  A
                                                                      ----------


                           Form of Opinion of Counsel
                           --------------------------


          1. Each of the Exchange Offer Registration Statement and the Prospectus (other than the financial statements, notes or schedules thereto and other financial and statistical information and supplemental schedules included or referred to therein or omitted therefrom and the Form T-1, as to which such counsel need express no opinion), complies as to form in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations promulgated under the Securities Act.

          2. In the course of such counsel's review and discussion of the contents of the Exchange Offer Registration Statement and the Prospectus with certain officers and other representatives of the Company and representatives of the independent certified public accountants of the Company, but without independent check or verification or responsibility for the accuracy, completeness or fairness of the statements contained therein, on the basis of the foregoing (reasonably relying as to materiality upon representations and opinions of officers and other representatives of the Company), no facts have come to such counsel's attention which cause such counsel to believe that the Exchange Offer Registration Statement (other than the financial statements, notes and schedules thereto and other financial information contained or referred to therein and the Form T-1, as to which such counsel need express no belief), at the time the Exchange Offer Registration Statement became effective and at the time of the consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus (other than the financial statements, notes and schedules thereto and other financial information contained or referred to therein, as to which such counsel need express no belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.